MERRILL LYNCH
BASIC VALUE
FUND, INC.








FUND LOGO








Quarterly Report

March 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS


Stock and bond market turbulence increased during the three-month period ended March 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by Federal Reserve Board Chairman Alan Greenspan, and culminated in an announced increase in the Federal Funds rate of 0.25% to 5.5% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. It appears that clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are needed before stability returns to the financial markets.

On the international front, although the Federal Reserve Board's action triggered some weakness in the US dollar, the US dollar subsequently continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar will continue to rise relative to other major currencies.

Portfolio Matters
Security purchases in the first quarter of 1997 amounted to $391 million, while equity sales totaled $237 million. New assets invested by shareholders in the Fund during the three months ended March 31, 1997 approximated $155 million. Accordingly, our March 31, 1997 cash position of 15.4% of net assets was little changed from the year-end 1996 level of 15.7%.

During the March quarter, we added to 23 existing holdings and established two major new positions, Ameritech Corporation and Kmart Corporation. Ameritech, one of the Bell telephone operating companies, underperformed the stock market for a considerable period of time, in conjunction with most other telephone stocks. The industry is undergoing enormous change, which generates both challenges and opportunities. The underperformance of the stock reflects uncertainties, which we viewed as providing a favorable entry level. The stock provides a well above-average yield of 3.7% and a below-average price/earnings ratio of 14 times the 1997 earnings per share estimate. The stock offers traditional value and, we believe, a very attractive contrary opinion situation.

We sold our Kmart holdings about 16 months ago largely because of our concerns about their competitive position in the retail industry. The stock languished following the sale, but has begun to recover as new management has exhibited good progress in turning the company around. We are optimistic this improvement will continue, and while the stock is well off its lows, it remains severely depressed from prior levels. We believe the reward/risk ratio is quite favorable.

The major additions to established positions included Telefonica de Espana, S.A., Ford Motor Co., AT&T Corp., International Business Machines Corp., and Exxon Corp. In all, we added to six of our ten largest holdings, with an emphasis again this quarter on energy holdings, currently about 17% of the portfolio. The near-term outlook for petroleum-related securities became somewhat controversial, partially because of a decline in the price of crude oil. Barring a further sharp drop in oil prices, which we do not anticipate, we believe the impact on oil company operations will be minimal, and the group continues to provide very reasonable valuations relative to the overall market.

On the sell side, we eliminated two positions and reduced 15 holdings. The major elimination was Washington Mutual Savings Bank, which had not only reached, but exceeded, our price target. Also, we eliminated a small holding in NCR Corporation, which we received as a spin-off from AT&T Corp. The largest partial sales were in Philip Morris Cos., Inc. and our two semiconductor stocks, Texas Instruments, Inc. and Micron Technology, Inc. Some profit-taking seemed prudent during the first quarter, and the overall sales generated over $120 million in gains.

In Conclusion
The increase in interest rates by the Federal Reserve Board late in March led to increased market volatility which we expect will continue. Our cautious stance discussed in recent reports was premature, but it contributed to our adopting more defensive characteristics in the portfolio. Accordingly, the Fund is priced conservatively relative to yield, price/earnings ratios and price/book value, which we believe is an appropriate stance in the prevailing stock market environment.

Thank you for your investment in Merrill Lynch Basic Value Fund,
Inc., and we look forward to reviewing our outlook and strategy again in our upcoming annual report to shareholders.

Sincerely,








(Arthur Zeikel)
Arthur Zeikel
President

(Paul M. Hoffmann)
Paul M. Hoffmann
Vice President and Portfolio Manager


April 23, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                                       12 Month    3 Month
                                                     3/31/97   12/31/96     3/31/96    % Change    % Change
ML Basic Value Fund Class A Shares*                   $31.89     $31.00      $30.13    +10.93%(1)  +2.87%(2)
ML Basic Value Fund Class B Shares*                    31.44      30.63       29.74    +10.86(1)   +2.64(2)
ML Basic Value Fund Class C Shares*                    31.18      30.38       29.55    +10.69(1)   +2.63(2)
ML Basic Value Fund Class D Shares*                    31.84      30.96       30.09    +10.91(1)   +2.84(2)
Dow Jones Industrial Average**                      6,583.48   6,448.27    5,587.14    +17.83      +2.10
Standard & Poor's 500 Index**                         757.12     740.74      645.50    +17.29      +2.21
ML Basic Value Fund Class A Shares--Total Return*                                      +13.88(3)   +2.87(4)
ML Basic Value Fund Class B Shares--Total Return*                                      +12.74(5)   +2.64(6)
ML Basic Value Fund Class C Shares--Total Return*                                      +12.70(7)   +2.63(8)
ML Basic Value Fund Class D Shares--Total Return*                                      +13.61(9)   +2.84(10)
Dow Jones Industrial Average--Total Return**                                           +20.45      +2.59
Standard & Poor's 500 Index--Total Return**                                            +19.84      +2.68

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
 (1)Percent change includes reinvestment of $1.392 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.409 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.805 per share ordinary income dividends and $1.392 per share capital gains distributions.
 (4)Percent change includes reinvestment of $0.415 per share ordinary income dividends and $0.409 per share capital gains distributions.
 (5)Percent change includes reinvestment of $0.510 per share ordinary income dividends and $1.392 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.262 per share ordinary income dividends and $0.409 per share capital gains distributions.
 (7)Percent change includes reinvestment of $0.540 per share ordinary income dividends and $1.392 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.270 per share ordinary income dividends and $0.409 per share capital gains distributions.
 (9)Percent change includes reinvestment of $0.736 per share ordinary income dividends and $1.392 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.379 per share ordinary income dividends and $0.409 per share capital gains distributions.

Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% current sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)


A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on July 1, 1977 to $17,327.41 on March 31, 1997.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**


Class A Shares*

Year Ended 3/31/97                        +13.88%        + 7.90%
Five Years Ended 3/31/97                  +16.70         +15.45
Ten Years Ended 3/31/97                   +12.37         +11.77

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                        +12.74%        + 8.74%
Five Years Ended 3/31/97                  +15.52         +15.52
Inception (10/21/88) through 3/31/97      +12.10         +12.10

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                        +12.70%        +11.70%
Inception (10/21/94)
through 3/31/97                           +19.53         +19.53

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        +13.61%        + 7.64%
Inception (10/21/94)
through 3/31/97                           +20.47         +17.84

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
7/1/77--12/31/77                   $ 9.60      $ 9.91          --            --           + 3.23%
1978                                 9.91        9.61       $ 0.270       $ 0.490         + 4.65
1979                                 9.61       11.46         0.460         0.550         +31.24
1980                                11.46       12.46         0.940         0.600         +23.92
1981                                12.46       10.62         1.370         0.690         + 1.12
1982                                10.62       12.28         0.310         0.680         +28.25
1983                                12.28       14.31         0.920         0.610         +30.52
1984                                14.31       13.38         1.130         0.680         + 7.08
1985                                13.38       15.79         1.020         0.640         +32.17
1986                                15.79       17.06         0.860         0.580         +17.86
1987                                17.06       15.75         1.338         0.973         + 4.36
1988                                15.75       17.90         0.655         0.749         +22.73
1989                                17.90       19.94         0.226         0.872         +17.54
1990                                19.94       16.09         0.303         0.969         -13.07
1991                                16.09       19.36         0.272         0.772         +27.23
1992                                19.36       20.34         0.325         0.680         +10.36
1993                                20.34       23.37         0.726         0.702         +22.16
1994                                23.37       22.35         0.784         0.692         + 1.97
1995                                22.35       28.31         0.511         0.820         +32.90
1996                                28.31       31.00         1.392         0.805         +17.81
1/1/97--3/31/97                     31.00       31.89          --            --           + 2.87
                                                            -------       -------
                                                      Total $13.812 Total $13.554

                                                Cumulative total return as of 3/31/97: +1,728.75%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/88--12/31/88                 $18.78      $17.89        $0.352        $0.361         - 0.91%
1989                                17.89       19.83         0.226         0.756         +16.33
1990                                19.83       16.01         0.303         0.781         -13.92
1991                                16.01       19.25         0.272         0.583         +25.91
1992                                19.25       20.21         0.325         0.481         + 9.24
1993                                20.21       23.19         0.726         0.484         +20.93
1994                                23.19       22.15         0.784         0.464         + 0.88
1995                                22.15       28.02         0.511         0.571         +31.60
1996                                28.02       30.63         1.392         0.510         +16.58
1/1/97--3/31/97                     30.63       31.44          --            --           + 2.64
                                                             ------        ------
                                                       Total $4.891  Total $4.991

                                                  Cumulative total return as of 3/31/97: +162.18%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $22.92      $22.07        $0.099        $0.329         - 1.81%
1995                                22.07       27.84         0.511         0.639         +31.59
1996                                27.84       30.38         1.392         0.540         +16.56
1/1/97--3/31/97                     30.38       31.18          --            --           + 2.63
                                                             ------        ------
                                                       Total $2.002  Total $1.508

                                                   Cumulative total return as of 3/31/97: +54.57%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $23.19      $22.35        $0.099        $0.353         - 1.64%
1995                                22.35       28.29         0.511         0.770         +32.57
1996                                28.29       30.96         1.392         0.736         +17.50
1/1/97--3/31/97                     30.96       31.84          --            --           + 2.84
                                                             ------        ------
                                                       Total $2.002  Total $1.859

                                                   Cumulative total return as of 3/31/97: +57.56%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS
                                 Shares                                                                          Percent of
Industry                          Held              Stocks                          Cost              Value      Net Assets

Low Price to Book Value
Metals/Non-Ferrous             1,400,000   ASARCO Inc.                        $   36,667,971     $   39,375,000      0.4%
Savings & Loans                1,600,000   Ahmanson (H.F.) & Co.                  29,758,454         58,400,000      0.7
Insurance                      2,500,000   American General Corp.                 54,530,936        101,875,000      1.1
Insurance                        260,000   American National Insurance Co.         9,749,442         20,020,000      0.2
Steel                          4,900,000   Bethlehem Steel Corp.                  66,610,783         40,425,000      0.5
Restaurants                    3,900,000   Darden Restaurants, Inc.               36,505,674         30,712,500      0.4
Information Processing         1,570,000   Data General Corp.                     21,268,247         26,690,000      0.3
Information Processing         3,400,000   Digital Equipment Corp.               134,953,667         93,075,000      1.0
Utilities--Electric            2,500,000   Entergy Corp.                          56,597,249         61,250,000      0.7
Retail                         3,300,000   Federated Department
                                           Stores, Inc.                           93,481,549        108,487,500      1.2
Insurance                      1,250,000   ITT Hartford Group Inc.                31,155,644         90,156,250      1.0
Chemicals                        800,000   Imperial Chemical Industries
                                           PLC (ADR)*                             45,969,824         36,400,000      0.4
Paper & Forest Products        3,300,000   International Paper Co.               109,794,455        128,287,500      1.4
Retail                         3,600,000   Kmart Corporation                      44,150,930         43,650,000      0.5
Insurance                      1,400,000   PartnerRe Holdings Ltd.                29,498,937         49,525,000      0.6
Electrical Equipment           3,500,000   Philips Electronics N.V. (ADR)*        84,649,762        155,750,000      1.7
Trucking                       1,000,000   Scania AB (Class A) (ADR)*             28,093,817         24,125,000      0.3
Trucking                         500,000   Scania AB (Class B) (ADR)*             13,565,869         12,062,500      0.1
Beverages                      2,200,000   The Seagram Company Ltd.               73,951,621         84,150,000      0.9
Information Processing         3,400,000   Tandem Computers Inc.                  42,086,495         40,375,000      0.5
Telecommunications             1,600,000   Telefonica de Espana S.A. (ADR)*       63,336,735        114,800,000      1.3
Steel                          3,150,000   USX-US Steel Group                     94,976,906         83,868,750      0.9
Banking                          200,000   Wells Fargo & Company                  17,660,298         56,825,000      0.6
                                                                              --------------     --------------    ------
                                                                               1,219,015,265      1,500,285,000     16.7


Below-Average Price/Earnings Ratio


Insurance                      3,000,000   The Allstate Corp.                     65,873,114        178,125,000      2.0
Banking                        2,350,000   Citicorp                               68,188,742        254,387,500      2.8
Farm & Construction
  Equipment                    4,500,000   Deere & Company                        95,458,667        195,750,000      2.2
Capital Goods                  1,400,000   Eaton Corp.                            72,067,416         99,225,000      1.1
Utilities                        650,000   The Energy Group PLC (ADR)*            17,750,490         20,881,250      0.2
Automotive                     5,800,000   Ford Motor Co.                        160,413,535        181,975,000      2.0
Automotive                     2,900,000   General Motors Corp.                  133,442,048        160,587,500      1.8
Conglomerates                    650,000   Hanson PLC (ADR)*                      27,719,944         14,787,500      0.2
Chemicals                      2,000,000   Hercules Inc.                          42,469,747         84,500,000      0.9
Machinery                      3,400,000   ITT Industries Inc.                    66,197,095         76,075,000      0.9
Machinery                      2,400,000   Ingersoll-Rand Co.                     82,689,726        104,700,000      1.2
Information Processing         2,050,000   International Business
                                           Machines Corp.                        160,163,634        281,618,750      3.1
Banking                        2,200,000   NationsBank Corp.                      44,218,900        121,825,000      1.4
Banking                        3,400,000   Norwest Corp.                          73,453,312        157,250,000      1.8
Tobacco                          900,000   Philip Morris Companies Inc.           63,667,715        102,712,500      1.1
Retail                         3,250,000   Sears, Roebuck & Co.                   75,179,301        163,312,500      1.8
Electronics                    1,500,000   Tektronix, Inc.                        58,632,719         75,750,000      0.8
Insurance                      3,000,000   Travelers Inc.                         53,675,700        143,625,000      1.6
Chemicals                      2,400,000   Union Carbide Corp.                    75,165,781        106,200,000      1.2
Retail Apparel                 4,000,000   Woolworth Corp.                        55,901,671         93,500,000      1.0
                                                                              --------------     --------------    ------
                                                                               1,492,329,257      2,616,787,500     29.1

SCHEDULE OF INVESTMENTS (continued)
                                 Shares                                                                          Percent of
Industry                          Held              Stocks                          Cost              Value      Net Assets

Above-Average Yield
Telecommunications             3,400,000   AT&T Corp.                         $  123,088,742     $  118,150,000      1.3%
Telecommunications             1,100,000   Ameritech Corporation                  67,636,952         67,650,000      0.8
Oil--Domestic                  1,050,000   Atlantic Richfield Co.                112,227,760        141,750,000      1.6
Real Estate Investment           700,000   Avalon Properties, Inc.                14,156,990         19,250,000      0.2
  Trust
Telecommunications             1,650,000   Bell Atlantic Corp.                    82,104,903        100,443,750      1.1
Oil--International               959,197   The British Petroleum Co.
                                           PLC (ADR)*                             59,075,328        131,649,789      1.5
Utilities--Electric            1,550,000   CINergy Corp.                          41,274,637         52,893,750      0.6
Oil--International             2,500,000   Chevron Corp.                         104,663,179        174,062,500      1.9
Utilities--Electric            1,650,000   Consolidated Edison Co. of
                                           New York, Inc.                         39,941,210         49,500,000      0.6
Utilities--Electric              637,500   DPL Inc.                                6,204,369         15,379,688      0.2
Oil--International             2,250,000   Exxon Corp.                           151,363,705        242,437,500      2.7
Telecommunications             3,300,000   GTE Corp.                             107,131,875        153,862,500      1.7
Foods/Food Processing          1,450,000   General Mills, Inc.                    67,972,787         90,081,250      1.0
Real Estate Investment           440,000   Irvine Apartment Communities,
  Trust                                    Inc.                                    7,185,399         12,485,000      0.1
Real Estate Investment           900,000   Liberty Property Trust                 17,601,647         22,050,000      0.3
  Trust
Real Estate Investment           500,000   The Mills Corp.                        10,505,625         12,625,000      0.2
  Trust
Oil--International             1,950,000   Mobil Corp.                           127,151,108        254,718,750      2.8
Utilities--Electric            1,200,000   NIPSCO Industries, Inc.                27,387,777         47,100,000      0.5
Oil--Domestic                  4,100,000   Occidental Petroleum Corp.             89,048,665        100,962,500      1.1
Utilities--Electric            2,100,000   PECO Energy Co.                        52,368,332         42,787,500      0.5
Utilities--Electric            1,800,000   Public Service Enterprise
                                           Group Inc.                             48,476,636         47,250,000      0.5
Oil--International             1,275,000   Royal Dutch Petroleum Co. (ADR)*      102,034,053        223,125,000      2.5
Real Estate Investment         1,600,000   Simon DeBartolo Group, Inc.            33,364,089         48,400,000      0.5
  Trust
Real Estate Investment           500,000   Summit Properties Inc.                  9,245,900         10,125,000      0.1
  Trust
Oil--International             1,684,000   Texaco Inc.                           114,817,476        184,398,000      2.1
Utilities--Electric            1,650,000   Texas Utilities Co.                    57,381,565         56,512,500      0.6
Telecommunications             3,000,000   U S West Communications Group          77,072,442        102,000,000      1.1
                                                                              --------------     --------------    ------
                                                                               1,750,483,151      2,521,649,977     28.1

Special Situations

Pharmaceuticals                2,200,000   Bristol-Myers Squibb Co.               62,654,406        129,800,000      1.5
Oil Services & Equipment       2,800,000   Dresser Industries, Inc.               61,737,648         84,700,000      1.0
Chemicals                      1,450,000   du Pont (E.I.) de Nemours & Co.       115,412,847        153,700,000      1.7
Entertainment                  2,200,000   ITT Corp.                              78,503,786        129,525,000      1.4
Pharmaceuticals                1,750,000   Merck & Co., Inc.                      55,697,498        147,437,500      1.6
Semiconductors                 2,000,000   Micron Technology, Inc.                59,262,690         81,000,000      0.9
Semiconductors                 1,700,000   Texas Instruments, Inc.                84,030,909        127,287,500      1.4
Telecommunications             2,000,000   U S West Media Group                   29,542,902         37,250,000      0.4
Information Processing         5,600,000   Unisys Corp.                           60,913,547         35,700,000      0.4
Pharmaceuticals                  440,000   Zeneca Group PLC (ADR)*                12,980,000         37,510,000      0.4
                                                                              --------------     --------------    ------
                                                                                 620,736,233        963,910,000     10.7

                                           Total Stocks                        5,082,563,906      7,602,632,477     84.6


SCHEDULE OF INVESTMENTS (continued)
                                 Face                                                                            Percent of
                                Amount               Issue                          Cost              Value      Net Assets

Short-Term Securities
Commercial Paper**          $ 20,000,000   A.H. Robins Co., Inc., 5.29%
                                           due 4/14/1997                      $   19,958,856     $   19,958,856      0.2%
                              15,000,000   American Brands Inc., 5.28%
                                           due 4/10/1997                          14,978,000         14,978,000      0.2
                                           American Home Products
                                           Corporation:
                              25,000,000     5.32% due 4/07/1997                  24,974,139         24,974,139      0.3
                              20,000,000     5.29% due 4/11/1997                  19,967,672         19,967,672      0.2
                              44,000,000   CS First Boston, Inc., 5.41%
                                           due 4/24/1997                          43,841,307         43,841,307      0.5
                              19,200,000   CSW Credit, Inc., 5.30% due
                                           4/04/1997                              19,188,693         19,188,693      0.2
                                           CXC Inc.:
                              30,000,000     5.27% due 4/07/1997                  29,969,258         29,969,258      0.3
                              50,000,000     5.34% due 4/30/1997                  49,777,500         49,777,500      0.5
                              60,000,000   Carnival Corporation, 5.30%
                                           due 4/08/1997                          59,929,333         59,929,333      0.7
                              53,000,000   Columbia/HCA Healthcare
                                           Corporation, 5.33% due 4/07/1997       52,945,071         52,945,071      0.6
                                           Corporate Receivables Corp.:
                              20,000,000     5.30% due 4/02/1997                  19,994,111         19,994,111      0.2
                              30,000,000     5.27% due 4/07/1997                  29,969,258         29,969,258      0.3
                                           Countrywide Home Loans:
                              28,000,000     5.33% due 4/07/1997                  27,970,981         27,970,981      0.3
                              25,500,000     5.34% due 4/08/1997                  25,469,740         25,469,740      0.3
                              21,000,000     5.44% due 5/16/1997                  20,854,027         20,854,027      0.2
                              23,950,000   Deer Park Refining L.P., 5.33%
                                           due 4/07/1997                          23,925,178         23,925,178      0.3
                                           Delaware Funding Corp.:
                              50,000,000     5.37% due 4/15/1997                  49,888,125         49,888,125      0.5
                              41,414,000     5.55% due 4/24/1997                  41,260,768         41,260,768      0.4
                                           Eureka Securitization PLC:
                              25,000,000     5.27% due 4/09/1997                  24,967,063         24,967,063      0.3
                              50,000,000     5.34% due 5/02/1997                  49,762,667         49,762,667      0.6
                              42,000,000     5.33% due 5/08/1997                  41,763,703         41,763,703      0.5
                              20,000,000   Finova Capital Corp., 5.32%
                                           due 4/14/1997                          19,958,622         19,958,622      0.2
                                           GTE Corporation:
                              25,000,000     5.34% due 4/07/1997                  24,974,042         24,974,042      0.3
                              25,000,000     5.34% due 4/08/1997                  24,970,333         24,970,333      0.3
                              10,000,000     5.58% due 4/16/1997                   9,975,200          9,975,200      0.1
                                           General Motors Acceptance Corp.:
                              55,236,000     6.75% due 4/01/1997                  55,225,643         55,225,643      0.6
                              84,000,000     5.34% due 4/21/1997                  83,738,340         83,738,340      0.9
                              60,000,000     5.34% due 5/09/1997                  59,652,900         59,652,900      0.7
                             100,000,000   International Securitization
                                           Corp., 5.48% due 5/15/1997             99,315,000         99,315,000      1.1
                              50,000,000   Lehman Brothers Holdings, Inc.,
                                           5.67% due 5/23/1997                    49,582,625         49,582,625      0.6
                              38,409,000   McKenna Triangle National Corp.,
                                           5.30% due 4/11/1997                    38,346,799         38,346,799      0.4
                              35,000,000   NYNEX Corporation, 5.34% due
                                           4/01/1997                              34,994,808         34,994,808      0.4
                              15,000,000   National Fleet Funding Corp.,
                                           5.33% due 5/01/1997                    14,931,154         14,931,154      0.2
                              30,000,000   WCP Funding, Inc., 5.30% due
                                           4/02/1997                              29,991,167         29,991,167      0.3
                              50,000,000   Xerox Corporation, 5.31% due
                                           5/08/1997                              49,719,750         49,719,750      0.6
                                                                              --------------     --------------    ------
                                                                               1,286,731,833      1,286,731,833     14.3

SCHEDULE OF INVESTMENTS (concluded)
                                 Face                                                                            Percent of
                                Amount               Issue                          Cost              Value      Net Assets

Short-Term Securities (concluded)
US Government Agency                       Federal Home Loan Mortgage
Obligations**                              Corp.:
                            $ 50,000,000     5.23% due 4/10/1997              $   49,927,361     $   49,927,361      0.5%
                              25,000,000     5.30% due 4/17/1997                  24,937,431         24,937,431      0.3
                              27,000,000   Federal National Mortgage
                                           Association, 5.20% due 4/10/1997       26,961,000         26,961,000      0.3
                                                                              --------------     --------------    ------
                                                                                 101,825,792        101,825,792      1.1

                                           Total Short-Term Securities         1,388,557,625      1,388,557,625     15.4

Total Investments                                                             $6,471,121,531      8,991,190,102    100.0
                                                                              ==============
Liabilities in Excess of Other Assets                                                                (3,437,316)     0.0
                                                                                                 --------------    ------
Net Assets                                                                                       $8,987,752,786    100.0%
                                                                                                 ==============    ======

Net Asset Value:         Class A--Based on net assets of $4,405,896,087
                                  and 138,156,891 shares outstanding                             $        31.89
                                                                                                 ==============
                         Class B--Based on net assets of $3,659,837,410
                                  and 116,416,776 shares outstanding                             $        31.44
                                                                                                 ==============
                         Class C--Based on net assets of $282,814,171
                                  and 9,071,425 shares outstanding                               $        31.18
                                                                                                 ==============
                         Class D--Based on net assets of $639,205,118
                                  and 20,078,071 shares outstanding                              $        31.84
                                                                                                 ==============

 *American Depositary Receipts (ADR).
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.



PORTFOLIO INFORMATION

                                       Percent of
Ten Largest Stock Holdings             Net Assets

International Business Machines Corp.     3.1%
Mobil Corp.                               2.8
Citicorp                                  2.8
Exxon Corp.                               2.7
Royal Dutch Petroleum Co. (ADR)           2.5
Deere & Company                           2.2
Texaco Inc.                               2.1
Ford Motor Co.                            2.0
The Allstate Corp.                        2.0
Chevron Corp.                             1.9


Portfolio Changes for the Quarter Ended
March 31, 1997

Additions

 Ameritech Corporation
 The Energy Group PLC (ADR)
 Kmart Corporation


Deletions

*NCR Corporation
 Washington Mutual Savings Bank

[FN]
*Received as a spin-off from AT&T Corp.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Paul M. Hoffmann, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863